Income Taxes and Duties - Summary of Principal Factors Generating the Deferred DUC (Detail) - DUC [member] - MXN ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred DUC asset
Tax credits	$ 572,796,156	$ 546,317,620
Deferred Profit-sharing duty liability
Wells, pipelines, properties, plant and equipment	(208,999,954)	(151,479,977)
Deferred DUC asset net	363,796,202	394,837,643
Unrecognized Deferred DUC	(355,374,599)	(385,719,589)
Net long-term deferred income tax asset	$ 8,421,603	$ 9,118,054